UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2010

BEFUT International Co., Ltd.
 (Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	0-51336 (Commission File Number)	20-2777600 (IRS Employer Identification No.)

No. 90-1 Hongji Street Xigang District Dalian City Liaoning Province, PRC, 116011 (Address of principal executive offices)	116011 (Zip Code)

(011)-86-411-83678755
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 13, 2010, BEFUT International Co., Ltd. (the “Company”) issued a press release reporting its preliminary financial results for the fiscal year ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the Press Release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure

On Tuesday, September 14, 2010 at approximately 3:30 p.m. Eastern Time, the Company will present at the Rodman & Renshaw Annual Global Investment Conference in New York City. A copy of the planned slide presentation to be used in connection with presentations to and conversations with investors is attached hereto as Exhibit 99.2.

The information under this Item 7.01 and the Investor Presentation attached to this Form 8-K as Exhibit 99.2 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Documents

99.1	Press Release, dated September 13, 2010

99.2	PowerPoint slide presentation of BEFUT International Co., Ltd., September 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEFUT INTERNATIONAL CO., LTD.

Date: September 13, 2010	By:	/s/ Hongbo Cao
Name: Hongbo Cao
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated September 13, 2010

99.2	PowerPoint slide presentation of BEFUT International Co., Ltd., September 2010.